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                                                                 EXHIBIT 23.1





                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements
No. 33-42091, No. 33-72876 and No. 33-86214 on Form S-3 and Registration Statements No. 33-86872 and No. 333-8699 on Form S-8 of Healthcare
Imaging Services, Inc. (the "Company") of our report dated March 24, 1998, appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 1997.


/s/Deloitte & Touche LLP
------------------------
DELOITTE & TOUCHE LLP


New York, New York
March 28, 1998